                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            To Tender for Exchange
                    15% Senior Discount Debentures due 2011
                                      of

                            WOODS EQUIPMENT COMPANY

               Pursuant to the Prospectus Dated October 26, 1999

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
   CITY TIME, ON NOVEMBER 29, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE").


                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

   By Registered or Certified Mail:    Overnight Courier & By Hand After 4:30
  United States Trust Company of New                    P.M.:
                 York                    United States Trust Company of New
     P.O. Box 844, Cooper Station                       York
     New York, New York 10276-0844            770 Broadway, 13th Floor
 Attention: Corporate Trust Operations        New York, New York 10003
                                        Attention: Corporate Trust Operations


       By Hand Before 4:30 P.M.:
  United States Trust Company of New           Facsimile Transmission:
                 York                              (212) 420-6211

             111 Broadway
       New York, New York 10006                 Confirm by Telephone:
Attention: Lower Level Corporate Trust             (800) 548-6565
                Window

   Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

   For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at
(800) 548-6565, or by facsimile at (212) 420-6211.

   The undersigned hereby acknowledges receipt of the Prospectus, dated October 26, 1999 (the "Prospectus"), of Woods Equipment Company, a Delaware corporation ("Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its 15% Senior Discount Debentures due 2011, Series B (the "Exchange Debentures"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 in principal amount at maturity of its outstanding 15% Senior Discount Debentures due 2011 (the "Debentures"), of which $51,927,000 aggregate principal amount at maturity is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

   The undersigned hereby tenders the Debentures described in Box 1 below (the "Tendered Debentures") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Debentures and the undersigned represents that it has received from each beneficial owner of the Tendered Debentures ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

   Subject to, and effective upon, the acceptance for exchange of the Tendered Debentures, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title, and interest in, to and under the Tendered Debentures.

   Please issue the Exchange Debentures exchanged for Tendered Debentures in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Debentures (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

   The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Debentures to the Company or cause ownership of the Tendered Debentures to be transferred to, or upon the order of, the Company, on the books of the registrar for the Debentures and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Debentures to which the undersigned is entitled upon acceptance by the Company of the Tendered Debentures pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Debentures, all in accordance with the terms of the Exchange Offer.

   The undersigned understands that tenders of Debentures pursuant to the procedures described under the caption "The Exchange Offers" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offers--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Debentures and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Debentures are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

   The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

   By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Debentures to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Debentures, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Debentures must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale of the Exchange Debentures acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offers." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Debentures is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Debentures for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Debentures to be received in the Exchange Offer, and (ii) acknowledges that, by receiving Exchange Debentures for its own account in exchange for Debentures, where such Debentures were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Debentures.

[_]CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED HEREWITH.

[_]CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 4).

[_]CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 5).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                     BOX 1
                      DESCRIPTION OF DEBENTURES TENDERED
                (Attach additional signed pages, if necessary)

-------------------------------------------------------------------------------

   Name(s) and Address(es) of
 Registered Debenture Holder(s),                Aggregate Principal
 exactly as name(s) appear(s) on   Certificate  Amount at Maturity  Aggregate Principal
    Debenture Certificate(s)        Number(s)      Represented by   Amount at Maturity
   (Please fill in, if blank)    of Debentures*    Certificate(s)       Tendered**
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

                                  Total
-------------------------------------------------------------------------------
 *Need not be completed by persons tendering by book-entry transfer.
 **The minimum permitted tender is $1,000 in principal amount at maturity of Debentures. All other tenders must be in integral multiples of $1,000 of principal amount at maturity. Unless otherwise indicated in this column, the principal amount at maturity of all Debenture Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

                                     BOX 2
                              BENEFICIAL OWNER(S)

--------------------------------------------------------------------------------
  State of Principal Residence of Each      Principal Amount at Maturity of
Beneficial Owner of Tendered Debentures           Tendered Debentures
                                          Held for Account of Beneficial Owner
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                     BOX 3
                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 5, 6 and 7)

 TO BE COMPLETED ONLY IF EXCHANGE DEBENTURES EXCHANGED FOR DEBENTURES AND UNTENDERED DEBENTURES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

 Mail Exchange Debenture(s) and any untendered Debentures to: ________________ Name(s): ____________________________________________________________________
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
                                 (please print)
 Address: ____________________________________________________________________
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
                               (include Zip Code)

 Tax Identification or
 Social Security No.: ________________________________________________________


                                     BOX 4
                           USE OF GUARANTEED DELIVERY
                              (See Instruction 2)

 TO BE COMPLETED ONLY IF DEBENTURES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

 Name(s) of Registered Holder(s): ____________________________________________
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Date of Execution of Notice of Guaranteed Delivery: _________________________

 Name of Institution which Guaranteed Delivery: ______________________________

                                     BOX 5
                           USE OF BOOK-ENTRY TRANSFER
                              (See Instruction 1)

 TO BE COMPLETED ONLY IF DELIVERY OF TENDERED DEBENTURES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

 Name of Tendering Institution: ______________________________________________
 Account Number: _____________________________________________________________
 Transaction Code Number: ____________________________________________________


                                     BOX 6
                           TENDERING HOLDER SIGNATURE
                           (See Instructions 1 and 5)
                   In Addition, Complete Substitute Form W-9
--------------------------------------------------------------------------------
 X ___________________________________
 X ___________________________________   Signature Guarantee _________________
  (Signature of Registered Holder(s)     (If required by Instruction 5)
       or Authorized Signatory)


                                         Authorized Signature ________________
 Note: The above lines must be signed
 by the registered holder(s) of
 Debentures as their name(s)
 appear(s) on the Debentures or by
 person(s) authorized to become
 registered holder(s) (evidence of
 such authorization must be
 transmitted with this Letter of
 Transmittal). If signature is by a
 trustee, executor, administrator,
 guardian, attorney-in-fact, officer,
 or other person acting in a
 fiduciary or representative
 capacity, such person must set forth
 his or her full title below. See
 Instruction 5.

                                         X ___________________________________
                                         Name: _______________________________
                                                    (please print)

                                         Title: ______________________________
                                         Name of Firm: _______________________
                                          (Must be an Eligible Institution as
                                               defined in Instruction 2)

                                         Address: ____________________________
                                         -------------------------------------
                                         -------------------------------------
                                                  (include Zip Code)

                                         Area Code and Telephone Number: _____


 Name(s): ____________________________   Dated: ______________________________
 -------------------------------------
 -------------------------------------
 Capacity: ___________________________

 Street Address: _____________________
 -------------------------------------
 -------------------------------------
          (include Zip Code)

 Area Code and Telephone Number: _____

 Tax Identification or Social
 Security Number: ____________________

                                     BOX 7
                             BROKER-DEALER STATUS
-------------------------------------------------------------------------------

 [_]
   Check this box if the Beneficial Owner of the Debentures is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Debentures for its own account as a result of market-making activities or other trading activities. If this box is checked, please send via facsimile a copy of this Letter of Transmittal to Woods Equipment Company, attention Chief Financial Officer, facsimile (815) 381-6047.


                     PAYORS' NAME: WOODS EQUIPMENT COMPANY
-------------------------------------------------------------------------------

                   Name (if joint names, list first and circle the name of
 SUBSTITUTE        the person or entity whose number you enter in Part 1
                   below. See instructions if your name has changed.)

 Form W-9
                  -------------------------------------------------------------

 Department of     Address
 the Treasury     -------------------------------------------------------------
                   City, State and ZIP Code
 Internal Revenue  Part 1--PLEASE PROVIDE YOUR TAXPAYER             Social
 Service           IDENTIFICATION NUMBER ("TIN") IN THE BOX        Security
                   AT RIGHT AND CERTIFY BY SIGNING AND              Number
                   DATING BELOW
                  -------------------------------------------------------------
                   List account number(s) here (optional)

                  -------------------------------------------------------------

                                                                    or TIN

                  -------------------------------------------------------------
                   Part 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C)
                   of the Internal Revenue Code because (1) you have not
                   been notified that you are subject to backup withholding
                   as a result of failure to report all interest or
                   dividends or (2) the Internal Revenue Service has
                   notified you that you are no longer subject to backup withholding. [_]
                   CERTIFICATION--UNDER THE PENALTIES OF           Part 3--
                   PERJURY, I CERTIFY THAT THE INFORMATION
                   PROVIDED ON THIS FORM IS TRUE, CORRECT
                   AND COMPLETE.

                                                                   Awaiting
                                                                   TIN [_]

                   SIGNATURE  DATE
                  -------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                            WOODS EQUIPMENT COMPANY

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

   1. Delivery of this Letter of Transmittal and Debentures. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Debentures must be received by the Exchange Agent at its address set forth herein or such Tendered Debentures must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offers--Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Debentures should be sent to the Company. Neither the Company nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Debentures prior to the closing of the Exchange Offer.

   2. Guaranteed Delivery Procedures. Holders who wish to tender their Debentures but whose Debentures are not immediately available, and who cannot deliver their Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Debentures according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission) setting forth the name and address of the holder, the certificate number(s) of the Tendered Debentures and the principal amount at maturity of Tendered Debentures, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Debentures and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and
(iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Debentures in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Debentures prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

   3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Tendered Debentures are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Debentures who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

   4. Partial Tenders. Tenders of Debentures will be accepted only in integral multiples of $1,000 in principal amount at maturity. If less than the entire principal amount at maturity of Debentures held by the holder is tendered, the tendering holder should fill in the principal amount at maturity tendered in the column labeled "Aggregate Principal Amount at Maturity Tendered" of the box entitled "Description of Debentures Tendered" (Box 1) above. The entire principal amount at maturity of Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount at maturity of all Debentures held by the holder is not tendered, then Debentures for the principal amount at maturity of Debentures not tendered and Exchange Debentures issued in exchange for any Debentures tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

   5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Debentures, the signature must correspond with the name(s) as written on the face of the Tendered Debentures without alteration, enlargement or any change whatsoever.

   If any of the Tendered Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Debentures are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Debentures are held.

   If this Letter of Transmittal is signed by the registered holder(s) of Tendered Debentures, and Exchange Debentures issued in exchange therefor are to be issued (and any untendered principal amount at maturity of Debentures is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Debentures, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Debentures or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Debentures, such Tendered Debentures must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Debentures, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Tendered Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

   Endorsements on Tendered Debentures or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

   Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Debentures are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

   6. Special Delivery Instructions. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Debentures and/or substitute Debentures for principal amounts at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Tendered Debentures pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Debentures pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Debentures listed in this Letter of Transmittal.

   8. Tax Identification Number. Federal income tax law requires that the holder(s) of any Tendered Debentures which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   To prevent backup withholding, each holder of Tendered Debentures must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Debentures are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

   The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

   9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Debentures not validly tendered or any Debentures the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Debentures as to any ineligibility of any holder who seeks to tender Debentures in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

   10. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Debentures.

   11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Debentures or transmittal of this Letter of Transmittal will be accepted.

   12. Mutilated, Lost, Stolen or Destroyed Debentures. Any tendering Holder whose Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

   13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

   14. Acceptance of Tendered Debentures and Issuance of Debentures; Return of Debentures.
Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Debentures as soon as practicable after the Expiration Date and will issue Exchange Debentures therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Debentures when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Debentures are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Debentures will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

   15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offers."